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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          January 26, 1999
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                              Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                   31-4156620
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      (Commission File Number)              (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                         77002
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(Address of Principal Executive Offices)                     (Zip Code)



                                 713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.              Other Events.

On January 26, 1999, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Companys results of operations for the fourth quarter and full year of 1998.

Item 7.     Financial Statements and Exhibits.

            Exhibits

            99.1 Company Press Release Dated January 26, 1999 Titled "Cooper Industries Reports Increased Revenue, Earnings for 1998."









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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COOPER INDUSTRIES, INC.
                                             (Registrant)



Date:  January 26, 1999                      \s\  Diane K. Schumacher
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                                             Diane K. Schumacher
                                             Senior Vice President, General
                                                    Counsel and Secretary




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                                 EXHIBIT INDEX


Exhibit No.
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99.1          Company Press Release Dated January 26, 1999 Titled
              "Cooper Industries Reports Increased Revenue, Earnings for 1998."




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